                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
             13 1/4% CUMULATIVE JUNIOR EXCHANGEABLE PREFERRED STOCK
                             (CUSIP NO. 704231 30 7)

                                       OF

                        PAXSON COMMUNICATIONS CORPORATION
                            (A DELAWARE CORPORATION)

               PURSUANT TO THE PROSPECTUS DATED ___________, 1998

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             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
              5:00 P.M., NEW YORK CITY TIME, ON ___________, 1998,
                                UNLESS EXTENDED.
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                    TO:  THE BANK OF NEW YORK, AS EXCHANGE AGENT

                    BY REGISTERED OR CERTIFIED MAIL:
                    THE BANK OF NEW YORK
                    101 BARCLAY STREET
                    NEW YORK, NEW YORK 10286
                    ATTENTION:  REORGANIZATION SECTION, FLOOR 7E; CHRIS DAVIS

                    BY OVERNIGHT COURIER OR BY HAND:
                    THE BANK OF NEW YORK
                    101 BARCLAY STREET
                    NEW YORK, NEW YORK 10286
                    ATTENTION:  REORGANIZATION SECTION, FLOOR 7E; CHRIS DAVIS

                    BY FACSIMILE:   (212) 815-6339

                    CONFIRM BY TELEPHONE:  (212) 815-4997

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE
       LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS
        ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY
                 BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges that he or she has received the Prospectus dated _________, 1998 (the "Prospectus") of Paxson Communications Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer") up to 20,000 shares of its new 13 1/4% Cumulative Junior Exchangeable Preferred Stock (CUSIP ) which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part (the "New Junior Preferred Stock"), for a like number of shares of the Company's outstanding 13 1/4% Cumulative Junior Exchangeable Preferred Stock (CUSIP 704231 30 7) (the "Original Junior Preferred Stock"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ___________, 1998, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

         The Letter of Transmittal is to be used by holders of Original Junior Preferred Stock whether (i) certificates representing the shares of Original Junior Preferred Stock are to be physically delivered herewith, (ii) the guaranteed delivery procedures described in the Prospectus are to be utilized, or (iii) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company, New York, New York ("DTC" or the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in the Prospectus. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         Unless the context requires otherwise, the term "Holder" with respect to the Exchange Offer means any person in whose name shares of Original Junior Preferred Stock are registered on the books of the Company or the Registrar or any other person who has obtained a properly completed stock power from the registered holder or any person whose shares of Original Junior Preferred Stock are held of record by the Book-Entry Transfer Facility who desires to deliver such shares of Original Junior Preferred Stock by book-entry transfer at the Book-Entry Transfer Facility. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their shares of Original Junior Preferred Stock must complete this Letter of Transmittal in its entirety.

             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                         BEFORE COMPLETING ANY BOX BELOW

=============================================================================================================================
                        DESCRIPTION OF ORIGINAL JUNIOR PREFERRED STOCK BEING TENDERED
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         NAMES AND ADDRESSES OF                                       NUMBER OF SHARES          NUMBER OF SHARES TENDERED
          REGISTERED HOLDER(S)                 CERTIFICATE             REPRESENTED BY                      (2)
       (PLEASE FILL IN, IF BLANK)               NUMBER(S)            CERTIFICATE(S) (1)
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

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                                            Total
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(1)      Need not be completed by Holders tendering by book-entry transfer.
(2)      Unless otherwise indicated in the column labeled "Number of Shares
         Tendered," any tendering Holder will be deemed to have tendered all of the shares represented by such Certificate (s).
=============================================================================================================================

         Holders of shares of Original Junior Preferred Stock who wish to tender and whose Original Junior Preferred Stock are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Exchange Agent prior to the Expiration Date or whose shares of Original Junior Preferred Stock cannot be delivered on a timely basis pursuant to the rules for book-entry transfer may tender shares of Original Junior Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering." See Instruction 1 below.

[  ]     CHECK HERE IF TENDERED SHARES OF ORIGINAL JUNIOR PREFERRED STOCK ARE
         BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
         Name of Tendering Institution:________________________________________
         Account Number:_______________________________________________________
         Transaction Code Number:______________________________________________


[  ]     CHECK HERE IF TENDERED SHARES OF ORIGINAL JUNIOR PREFERRED STOCK ARE
         BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:
         Name of Registered Holder(s):_________________________________________
         Name of Eligible Institution that guaranteed delivery: _______________ Account Number (if delivered by book-entry transfer):_________________


[  ]     CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL
         COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENT OR SUPPLEMENT TO THE PROSPECTUS.
         Name:_________________________________________________________________
         Address:______________________________________________________________

         Number of Copies Desired:_____________________________________________

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           SPECIAL REGISTRATION INSTRUCTIONS                                              SPECIAL DELIVERY INSTRUCTIONS (See
             Instructions 3, 4 and 5)                                                      (See Instructions 4, 5 and 6)

To be completed ONLY if certificates for shares of Original             To be completed ONLY if certificates for shares of Original
Junior Preferred Stock not tendered, or certificates for New            Junior for Preferred Stock not tendered, or certificates for
Junior Preferred Stock issued in exchange for shares of                 New Junior Preferred Stock issued in exchange for Original
Original Junior Preferred Stock accepted for exchange, are to           Junior Preferred Stock accepted for exchange, are to be sent
be issued in the name of someone other than the undersigned             to someone other than the undersigned, or to the undersigned
or if shares of Original Junior Preferred Stock tendered by             at an address other than that shown above.
book-entry transfer which are not exchanged and/or any shares of New Junior Preferred Stock are to be returned by credit to
an account maintained by DTC other than the account designated above.   Deliver certificate(s) to:

Issue certificate(s) to:
                                                                        Name:
                                                                             ------------------------------------------------------
DTC Account Number:                                                                               (Please Print)
                   --------------------------------------------------
Name:                                                                   Address:
     ----------------------------------------------------------------           ---------------------------------------------------
                            (Please Print)                                      ---------------------------------------------------
                                                                                ---------------------------------------------------
Address:                                                                                       (Including Zip Code)
        -------------------------------------------------------------
        -------------------------------------------------------------
                           (Including Zip Code)                         -----------------------------------------------------------
                                                                                   (Identification or Social Security Number)
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        (Identification or Social Security No.)
---------------------------------------------------------------------   -----------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the shares of Original Junior Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the shares of Original Junior Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the shares of Original Junior Preferred Stock tendered hereby and accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its, his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered shares of Original Junior Preferred Stock with full power of substitution to (i) deliver certificates for such shares of Original Junior Preferred Stock to the Company or its agent or transfer ownership of such shares of Original Junior Preferred Stock on the account books maintained by DTC, together in either such case with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the shares of New Junior Preferred Stock and (ii) present such shares of Original Junior Preferred Stock for cancellation and transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Original Junior Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT, HE OR SHE HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE SHARES OF ORIGINAL JUNIOR PREFERRED STOCK TENDERED HEREBY AND THAT THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM, WHEN THE SAME ARE ACQUIRED BY THE COMPANY. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE ASSIGNMENT, TRANSFER AND EXCHANGE OF THE SHARES OF ORIGINAL JUNIOR PREFERRED STOCK TENDERED HEREBY.

         The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "Commission") that the shares of New Junior Preferred Stock issued in exchange for shares of Original Junior Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold or otherwise transferred by Holders thereof (other than any Holder that is an affiliate of the Company within the meaning of Rule 405 of the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such shares of New Junior Preferred Stock are acquired in the ordinary course of such Holders' business and such Holders have no arrangements with any person to participate in a distribution of shares of New Junior Preferred Stock. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Junior Preferred Stock for its own account in exchange for shares of Original Junior Preferred Stock, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of shares of New Junior Preferred Stock. If the undersigned is a broker-dealer that will receive shares of New Junior Preferred Stock for its own account in exchange for shares of Original Junior Preferred Stock that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such shares of New Junior Preferred Stock; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         By acceptance of the Exchange Offer, such broker-dealer that receives shares of New Junior Preferred Stock pursuant to the Exchange Offer hereby acknowledges and agrees that, upon receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer.

         The undersigned represents that (i) the shares of New Junior Preferred Stock acquired pursuant to the Exchange Offer are being acquired in the ordinary course of such Holder's business, (ii) such Holder has no arrangement with any other person to participate in the distribution of such shares of New Junior Preferred Stock and (iii) such Holder is not an "affiliate" of the Company as defined under Rule 405 of the Securities Act, or if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

         The undersigned understands that, upon acceptance by the Company of the shares of Original Junior Preferred Stock tendered under the Exchange Offer, the undersigned will be deemed to have accepted the shares of New Junior Preferred Stock and will be deemed to have relinquished all rights with respect to the shares of Original Junior Preferred Stock so accepted.

         The undersigned understands that the Company may accept the undersigned's tender at any time on or after the Expiration Date by delivering oral or written notice of acceptance to the Exchange Agent. Tenders of Original Junior Preferred Stock may be withdrawn at any time prior to the Expiration Date, unless theretofore accepted for exchange as provided in the Exchange Offer.

         The undersigned understands that the Company reserves the right, at any time and from time to time, in its sole discretion (subject to its obligations under the Registration Rights Agreement), (i) to delay accepting any shares of Original Junior Preferred Stock or to delay the issuance and exchange of shares of New Junior Preferred Stock for shares of Original Junior Preferred Stock, to extend the Exchange Offer, or if any of the conditions set forth in the Prospectus under the caption "The Exchange Offer - Conditions to the Exchange Offer" shall not have been satisfied, to terminate the Exchange Offer, by giving oral or written notice of such delay, extension or termination to the Exchange Agent or (ii) to amend the terms of the Exchange Offer in any manner.

         If any tendered shares of Original Junior Preferred Stock are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Original Junior Preferred Stock will be returned, without expense to the tendering Holder thereof, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" (or, in the case of shares of Original Junior Preferred Stock tendered by book-entry transfer, such shares of Original Junior Preferred Stock will be credited to the account of such Holder maintained at the Book-Entry Transfer Facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

         All authority conferred or aimed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned understands that tenders of shares of Original Junior Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. Any tender of shares of Original Junior Preferred Stock pursuant to this Letter of Transmittal may be withdrawn only in accordance with the applicable procedures set forth in the Prospectus.

         The shares of New Junior Preferred Stock exchanged for the tendered shares of Original Junior Preferred Stock will be issued to the undersigned and certificates representing such shares mailed to its address indicated in the records of the Company (or credited to the account maintained at the Book-Entry Transfer Facility above) unless otherwise indicated under the "Special Registration Instructions" or the "Special Delivery Instructions" above.

         The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any shares of Original Junior Preferred Stock from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the shares of Original Junior Preferred Stock so tendered.

         Holders who wish to tender their shares of Original Junior Preferred Stock and (i) whose shares of Original Junior Preferred Stock are not immediately available or (ii) who cannot deliver their certificates (or complete the procedures for book-entry transfer), this Letter of Transmittal or any other documents required hereby to the

Exchange Agent prior to the Expiration Date may tender their shares Original Junior Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 1 printed below regarding the completion of this Letter of Transmittal.

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                    PLEASE SIGN HERE WHETHER OR NOT SHARES OF
      ORIGINAL JUNIOR PREFERRED STOCK ARE BEING PHYSICALLY TENDERED HEREBY

X
-------------------------------                --------------------------------
                                               Date

X
-------------------------------                --------------------------------
Signature(s) of Registered                     Date
Holder(s) or Authorized
Signatory

Area Code and Telephone Number:

         The above lines must be signed by the registered Holder(s) as their name(s) appear(s) on the certificates representing the shares of Original Junior Preferred Stock or on a security position listing at the Book-Entry Transfer Facility as the owner of the shares of Original Junior Preferred Stock or by person(s) authorized to become registered Holder(s), a copy of which authority must be transmitted with this Letter of Transmittal. If shares of Original Junior Preferred Stock to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If required by Instruction 4 hereto, the signatures on the above lines must be guaranteed by an Eligible Institution.

         If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act with this Letter. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s)
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
                                    (Please Print)

Capacity (full title)
                     ----------------------------------------------------------
Address:
        -----------------------------------------------------------------------
        -----------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.
                           ----------------------------------------------------
Tax Identification or
Social Security No(s).
                      ---------------------------------------------------------
                               Please Complete Substitute Form W-9

                            GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 4)

Authorized Signature:

Dated                      , 1998
     ----------------------
Name and Title:
               ----------------------------------------------------------------
                                 (Please Print)
Name of Firm:
             ------------------------------------------------------------------

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

       1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND STOCK CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. Certificates for all physically tendered shares of Original Junior Preferred Stock, or confirmation of a book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of shares of Original Junior Preferred Stock tendered electronically, together in each case with a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal or the Prospectus, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date unless the tendering Holder complies with the guaranteed delivery procedures described in the following paragraph. The method of delivery of stock certificates, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal, certificates representing shares of Original Junior Preferred Stock or any other required documents should be sent to the Company.

         Holders who wish to tender their shares of Original Junior Preferred Stock and (i) whose stock certificates are not immediately available, or (ii) who cannot deliver their stock certificates (or complete the procedure for book-entry transfer), this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, must tender their Original Junior Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, hand delivery or overnight courier, setting forth the name and address of the Holder, any certificate numbers and the number of shares of Original Junior Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within five (5) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with certificate(s) representing the shares of Original Junior Preferred Stock (or, with respect to a book-entry transfer, confirmation of a book-entry transfer of the shares of Original Junior Preferred Stock into the Exchange Agent's account at the Book-Entry Transfer Facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Original Junior Preferred Stock in proper form for transfer (or, with respect to a book-entry transfer, confirmation of a book-entry transfer of the Original Junior Preferred Stock into the Exchange Agent's Account at the Book-Entry Transfer Facility), must be received by the Exchange Agent within five (5) New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." Any Holder who wishes to tender his, her or its shares of Original Junior Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery from the Eligible Institution prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a duplicate Notice of Guaranteed Delivery will be sent to Holders. A Notice of Guaranteed Delivery has been included with the Prospectus and the Letter of Transmittal for use by Holders who wish to tender their shares of Original Junior Preferred Stock according to the guaranteed delivery procedures set forth above.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered shares of Original Junior Preferred Stock, and withdrawal of tendered shares of Original Junior Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all shares of Original Junior Preferred Stock determined by the Company not to be validly tendered or any shares of Original Junior Preferred Stock the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender to particular shares of Original Junior Preferred Stock. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of shares of Original Junior Preferred Stock will render such tenders invalid unless such defects or irregularities are cured within such time as the Company shall determine. Any shares of Original Junior Preferred Stock received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         No alternative, conditional or contingent tender will be accepted. All tendering Holders, by execution of this Letter of Transmittal, waive any rights to receive any notice of the acceptance of their tender.

         2. TENDER OF HOLDER. Only a Holder of shares of Original Junior Preferred Stock may tender such shares in the Exchange Offer. Any beneficial owner of shares of Original Junior Preferred Stock who is not the registered Holder and who wishes to tender should arrange with such registered Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his shares of Original Junior Preferred Stock, either make appropriate arrangements to register ownership of the shares of Original Junior Preferred Stock in such owner's name or obtain a properly completed stock power from the registered Holder.

         3. PARTIAL TENDERS; WITHDRAWALS. (Not applicable to Holders who tender by book-entry transfer.) If less than all of the shares of Original Junior Preferred Stock evidenced by a certificate are tendered, the tendering Holder should fill in the number of shares tendered in the fourth column of the box entitled "Description of Original Junior Preferred Stock Being Tendered" above. All of the shares of Original Junior Preferred Stock represented by any certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If fewer than all of the shares of Original Junior Preferred Stock evidenced by a certificate are tendered, then a certificate for the number of shares of Original Junior Preferred Stock not tendered and a certificate or certificates representing the shares of New Junior Preferred Stock issued in exchange for any shares of Original Junior Preferred Stock accepted will be sent to the Holder at its, his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the shares of Original Junior Preferred Stock are accepted for exchange.

         A tender pursuant to the Exchange Offer may be withdrawn subject to the procedures set forth in this Letter of Transmittal and the Prospectus at any time prior to the acceptance thereof on the Expiration Date. To withdraw a tender of shares of Original Junior Preferred Stock in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the shares of Original Junior Preferred Stock to be withdrawn (the "Depositor"), (ii) specify the serial numbers on the particular certificates evidencing the shares of Original Junior Preferred Stock to be withdrawn and the name of the registered Holder thereof (if certificates have been delivered or otherwise identified to the Exchange Agent) or the name and number of the account at DTC to be credited with withdrawn shares of Original Junior Preferred Stock (if the shares of Original Junior Preferred Stock have been tendered pursuant to the procedures for book-entry transfer),
(iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such shares of Original Junior Preferred Stock were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Original Junior Preferred Stock register the transfer of such shares of Original Junior Preferred Stock into the name of the person withdrawing the tender and (iv) specify the name in which any such shares of Original Junior Preferred Stock are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. Any shares of Original Junior Preferred Stock so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no shares of New Junior Preferred Stock will be issued with respect thereto unless the shares of Original Junior Preferred Stock so withdrawn are validly retendered. Properly withdrawn shares of Original Junior Preferred Stock may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer - Procedures for Tendering" at any time prior to the Expiration Date.

         4. SIGNATURES ON THE LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the certificate(s) representing shares of Original Junior Preferred Stock tendered hereby, the signature must correspond (i) with the name(s) as written on the face of the certificate without alteration, enlargement or any change whatsoever, or (ii) in the case of shares of Original Junior Preferred Stock held by book-entry, with the name as contained on the security position listing at the Book-Entry Transfer Facility.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder of any certificate(s) representing shares of Original Junior Preferred Stock tendered and the shares of New Junior Preferred Stock issued in exchange therefor are to be issued (or any untendered shares of Original Junior Preferred Stock are to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered certificate (s) nor provide a separate stock power. In any other case such Holder must either properly endorse the certificates tendered or transmit a properly completed separate stock power with this Letter of Transmittal with the signatures on the endorsement or stock power guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered Holder of any shares of Original Junior Preferred Stock or if delivery of the certificate(s) for shares of Original Junior Preferred Stock is to be made to a person other than the registered Holder, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed as the name of the registered Holder appears on such certificates.

         If this Letter of Transmittal (or facsimile hereof) or any certificates for shares of Original Junior Preferred Stock or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the shares of Original Junior Preferred Stock tendered herewith in connection with the Exchange Offer and such Holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or "Special Delivery Instructions," (b) such shares of Original Junior Preferred Stock are tendered for the account of an Eligible Institution, or (c) such shares of Original Junior Preferred Stock are tendered for the account of DTC.

         5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which certificates for shares of New Junior Preferred Stock or substitute certificates for shares of Original Junior Preferred Stock not tendered or not accepted for exchange are to be issued or sent, or the account number at the Book-Entry Transfer Facility to which the shares of New Junior Preferred Stock are to be credited, if different from the name and address or account number of the person signing this Letter of Transmittal. In the case of issuance in a different name or to a different account number, the taxpayer identification or social security number of the person named (or to whose account the shares of New Junior Preferred Stock are credited) must also be indicated. Holders tendering shares of Original Junior Preferred Stock by book-entry transfer may request that shares of Original Junior Preferred Stock not exchanged be credited to such Holders' accounts maintained at the Book-Entry Transfer Facility.

         6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Original Junior Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing shares of New Junior Preferred Stock or shares of Original Junior Preferred Stock not tendered or accepted for exchange are to be delivered to, or are to be issued in the name or credited to the account of, any person other than the registered Holder of the shares of Original Junior Preferred Stock tendered hereby, or if tendered shares of Original Junior Preferred Stock are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of shares of Original Junior Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates representing shares of Original Junior Preferred Stock listed in this Letter of Transmittal.

         7. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any shares of Original Junior Preferred Stock tendered.

         8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any tendering Holder whose certificates for shares of Original Junior Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions. This Letter of Transmittal and any related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                            IMPORTANT TAX INFORMATION

         Under current federal income tax law, a Holder whose tendered shares of Original Junior Preferred Stock are accepted for exchange is required to provide the Company (as payor), through the Exchange Agent, with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, delivery of such Holder's shares of New Junior Preferred Stock may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9 enclosed herewith. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status.

         If backup withholding applies, the Company is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made with respect to shares of Original Junior Preferred Stock exchanged in the Exchange Offer, each Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that
(A) the Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified the Holder that he or she is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the shares of Original Junior Preferred Stock. If the shares of Original Junior Preferred Stock are held in more than one name or are not held in the name of the actual owner, consult the Substitute Form W-9 for additional guidance regarding which number should be reported.

------------------------------------------------------------------------------------------------------------------
                                      PAYER'S NAME: THE BANK OF NEW YORK
------------------------------------------------------------------------------------------------------------------
                                  Name (if joint names, list first and circle the
          SUBSTITUTE              name of the person or entity whose number
           FORM W-9               you enter in Part 1 below.)                       Social Security Number
  DEPARTMENT OF THE TREASURY                                                                     OR
   INTERNAL REVENUE SERVICE       -----------------------------------------------   Employer Identification Number
                                  -----------------------------------------------
                                  Address                                           ------------------------------

 Payer's Request for Taxpayer     City, State and Zip Code                             PART 3-AWAITING TIN
  Identification Number (TIN)
                                  ---------------------------------------------
                                  PART 1-PLEASE PROVIDE YOUR TIN
                                  IN THE BOX AT RIGHT AND CERTIFY
                                  BY SIGNING AND DATING BELOW.

-------------------------------------------------------------------------------
PART 2-CERTIFICATION-Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

------------------------------------------------------------------------------

SIGNATURE                                                 DATE
         ----------------------                                ---------------

------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.



----------------------------------         ------------------------------------
      Signature                                              Date
-------------------------------------------------------------------------------





                          (DO NOT WRITE IN SPACE BELOW)
------------------------------------------------------------------------------------------------
CERTIFICATE SURRENDERED              NUMBER OF SHARES OF               NUMBER OF SHARES OF
                               ORIGINAL JUNIOR PREFERRED STOCK   ORIGINAL JUNIOR PREFERRED STOCK
                                          TENDERED                           ACCEPTED
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

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Delivery Prepared by _____    Checked by_________________        Date___________________________